                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06120
             -------------------------------------------------------

                           THE FIRST ISRAEL FUND, INC.
             -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
             -------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

                               J. Kevin Gao, Esq.
                           The First Israel Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: September 30th

Date of reporting period: October 1, 2004 to September 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

THE FIRST ISRAEL FUND, INC.

ANNUAL REPORT
SEPTEMBER 30, 2005

[ISL LISTED NYSE(R) LOGO]

ISL-AR-0905

CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              5

Schedule of Investments                                                        6

Statement of Assets and Liabilities                                            9

Statement of Operations                                                       10

Statement of Changes in Net Assets                                            11

Statement of Cash Flows                                                       12

Financial Highlights                                                          14

Notes to Financial Statements                                                 16

Report of Independent Registered Public Accounting Firm                       23

Results of Annual Meeting of Shareholders                                     24

Description of InvestLink(SM) Program                                         25

Information Concerning Directors and Officers                                 28

Annual Certifications                                                         30

Proxy Voting and Portfolio Holdings Information                               31

LETTER TO SHAREHOLDERS

DEAR SHAREHOLDER:

We are writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the fiscal year ended September 30, 2005.

At September 30, 2005, total net assets of the Fund were approximately $77.9 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $42.5 million, with another $19.4 million in Israeli and Israeli-related companies listed and trading in the United States. Combined, these totaled $61.9 million, as compared with $50.9 million on September 30, 2004. The Fund also held investments valued at approximately $7.4 million in unlisted securities, as compared to approximately $6.6 million on September 30, 2004. In percentage terms, at September 30, 2005, 89.0% of the Fund's net assets were invested in Israeli and Israeli-related companies, of which 79.5% were listed and trading on the TASE and in the United States and 9.5% were in unlisted securities.

At September 30, 2005, net asset value ("NAV") per share was $18.28, compared with $14.27 on September 30, 2004. The Fund's common stock closed on the New York Stock Exchange, Inc. (the "NYSE") on September 30, 2005 at $16.21 per share, representing a discount of 11.32% to the Fund's NAV.

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably the NYSE and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in emerging markets.

PERFORMANCE

Based on NAV, the Fund had a gain of 28.10% for the 2005 fiscal year, compared with increases of 34.39% and 31.82%, respectively, for the Morgan Stanley Capital International Israel Index* (the "MSCI Index") and the Tel Aviv 100 Index**.

On an absolute basis the top performing components of the Fund during the period were in the financial, materials and information technology sectors. Relative to the MSCI Index, the Fund's performance in the period was buoyed primarily by an overweight to select stocks within the insurance and banking sectors and an underweight to the health care sector. Detractors from overall performance include the Fund's underweight to the information technology sector, and particularly several firms working in the area of Internet security and flash memory manufacturing. Finally, relative to the strong returns in the public markets over the past year, the Fund's holdings in Israeli private equity also detracted somewhat from performance.

Private equity holdings have historically played and continue to play an important role in the Fund's overall performance. It should be noted that the valuation of portfolio holdings of illiquid securities typically lag price recovery in the public markets because improvements in the valuation of illiquid holdings generally result from financing rounds at improved valuations, public offerings or the sale of an investment. Write-downs, on the other hand, reflect the investment manager's judgment that events have taken place that impact the future realization of value for an investment. Investments in private equity, we believe, should be evaluated over the course of time, because the investment horizon of each individual investment is seldom less than five years and is frequently in excess of seven years. During such a period of gestation, the intent is, of course, to seek to realize long term returns that contribute meaningful value added.

As we noted previously, the last two years have seen an improvement in the performance of Israel's technology sector from the 1999 post bubble valuations. In the period October 2004 through September 2005, the Fund received distributions from limited partnerships totaling approximately $348,000. During this period, the Fund also funded capital commitments of approximately $1.1 million, at valuations significantly below the pre-bubble period. Altogether, the Fund received proceeds from 10 different realizations during this same period. The unfunded commitments of the Fund totaled $2.6 million at September 30, 2005, compared with $3.7 million a year earlier.

THE MARKET

A number of factors contributed to the strong performance of the Israeli equities markets in the Fund's fiscal year. But in our view the operative reasons for the dramatic change in sentiment on the part of investors towards Israel were the death of Yasir Arafat at the beginning of the fiscal year, and the policy improvements pursued by Benjamin Netanyahu, who resigned from his post of finance minister near the end of the fiscal year.

The upward trajectory of the Israeli stock market in the period under review coincided almost directly with the death of Yasir Arafat and the recognition that a more stable geopolitical environment and a lower risk premium could drive Israeli equities to new heights. The January election of Mahmoud Abbas as leader of the Palestinian Authority validated the sense of optimism and provided a tailwind for the markets throughout much of the year. The most recent political milestone, the Gaza disengagement effort, while surrounded by uncertainty and a source of short-term tension in the financial markets, was the most dramatic and promising development to date in the region's otherwise slow-moving progress toward peace.

One beneficiary of these political developments has been Israel's tourism sector, which collapsed in 2001-2002, largely due to the deteriorating security situation. It has since staged a comeback. Tourist arrivals, which surged 50% in 2004 to 1.5 million, are expected to increase to about 1.9 million this year and could help boost GDP growth by approximately 0.3% this year.

But we believe that the most important contributor to Israel's economic recovery has been the country's improved public finances and a number of structural reforms pursued by Netanyahu as finance minister. The reforms appear to acknowledge that the private sector is the key driver of growth in the economy and that the government's role is to create an environment supportive of private sector investment. A prime example of this may be the recently enacted tax reforms, which will lower the maximum tax rates for individuals from 49% to 44% and reduce the corporate rate from 34% to 25% by 2010. This, along with the country's low level of interest rates and a rise in employment, has helped drive substantial growth in consumer spending.

Moreover, thanks to fiscal restraints on spending and faster growing revenues (due to an accelerated privatization schedule) the budget deficit in the first part of this year came down to just 0.7% of GDP, well below the government's 3.4% target. Real GDP could grow 3.8% in 2005 and inflation seems mostly benign, with an annual rate of about 0.3%, well below the central bank's target range of 1-3%. All in all, the country's economy, after a deep recession sparked by the re-emergence of violence and the burst of the global tech bubble, seems to be on much firmer footing.

THE PORTFOLIO

Strong performance in the financial sector, led by increasing domestic growth and consumer access to credit, was the main driver of the Fund's performance during the period. Three of our top financial services holdings had gains of over 50% in the Fund's fiscal year, and one gained 125%, helping to power significant outperformance of the index in that sector. The Fund's overweight to the industrials sector, as well as stock selection within the materials sector, also buoyed performance. Detractors included a modest overweight relative to the index in the consumer discretionary sector, our underweight to select stocks in the information technology sector and our holdings in the Israeli private equity market.

OUTLOOK

We expect no major changes in the Fund's strategy over the short-term. We remain fundamentally constructive on the Israeli market with the caveat that the current environment, characterized by above-trend growth and modestly higher interest rates, should increase the importance of relative valuation and selective stock-picking in achieving superior performance. Potential volatility in the value of the Shekel relative to the dollar also creates some short-term concerns.

As for our sector focus, we maintain an overweight to the banking sector which, in spite of new reforms in the market, could benefit from increased consumer spending and credit trends. Likewise, as political risk continues to subside, we believe the pick-up in global demand for raw materials may help underpin growth in the Israeli chemicals and industrial sectors generally.

Respectfully,

/s/ Neil Gregson

Neil Gregson
Chief Investment Officer***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN ISRAEL, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND AS WELL AS RISKS ASSOCIATED WITH INVESTING IN PRIVATE EQUITIES.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

----------
*The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends (net of taxes), and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** The Tel Aviv100 Index is an index of the 100 largest companies (i.e., in terms of market capitalization) listed on the Tel Aviv Stock Exchange. Investors cannot invest directly in an index.

*** Neil Gregson, who is a Managing Director of Credit Suisse Asset Management Limited ("CSAML"), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined CSAML in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc (Hons.) in mining engineering from Nottingham University. Mr. Gregson is also the Chief Investment Officer of The Emerging Markets Telecommunications Fund, Inc.

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 2005 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

                           AS A PERCENT OF NET ASSETS

                                          SEPTEMBER 30, 2005  SEPTEMBER 30, 2004
Banking                                                11.57%              11.13%
Chemicals                                               7.85%               6.66%
Computer Data Security                                  5.87%               5.25%
Conglomerates                                           5.16%               5.48%
Electronic Components/Semiconductors                    1.62%               2.56%
Financial Services                                      1.68%               2.96%
Insurance                                               8.29%               7.11%
Mortgage Banking                                        4.16%               4.33%
Pharmaceuticals                                        12.87%              18.13%
Telecommunications                                      7.34%               6.42%
Venture Capital                                         9.26%              10.72%
Other                                                  13.24%              13.91%
Cash & Other Assets                                    11.09%               5.34%

TOP 10 HOLDINGS, BY ISSUER

                                                                                    PERCENT OF
      HOLDINGS                                                    SECTOR            NET ASSETS
-----------------------------------------------------------------------------------------------
   1. Teva Pharmaceutical Industries Ltd.                     Pharmaceuticals              10.5
   2. Harel Insurance Investments Ltd.                           Insurance                  7.2
   3. Bank Hapoalim Ltd.                                          Banking                   5.9
   4. Check Point Software Technologies Ltd.              Computer Data Security            5.9
   5. Bezeq Israeli Telecommunication Corporation Ltd.      Telecommunications              5.0
   6. Israel Chemicals Ltd.                                      Chemicals                  5.0
   7. Bank Leumi Le-Israel Ltd.                                   Banking                   4.6
   8. Makhteshim-Agan Industries Ltd.                            Chemicals                  2.9
   9. Israel Discount Bank Ltd.                               Mortgage Banking              2.4
  10. Perrigo Co.                                             Pharmaceuticals               2.2

THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2005

                                                                  NO. OF
DESCRIPTION                                                       SHARES          VALUE
------------------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-88.91%

ISRAEL-86.77%

AEROSPACE/DEFENSE-EQUIPMENT-0.68%
Elbit Systems Ltd.                                                   23,500   $    525,467
                                                                              ------------

AIRLINES-0.18%
EL AL Israel Airlines+                                              174,089        140,760
                                                                              ------------

BANKING-11.57%
Bank Hapoalim Ltd.                                                1,185,000      4,609,049
Bank Leumi Le-Israel Ltd.                                         1,075,000      3,613,001
United Mizrahi Bank Ltd.+                                           150,000        785,081
                                                                              ------------
                                                                                 9,007,131
                                                                              ------------

BUILDING-HEAVY CONSTRUCTION-0.76%
Housing & Construction
 Holdings Ltd.+                                                     825,000        590,870
                                                                              ------------

CHEMICALS-7.85%
Israel Chemicals Ltd.                                               985,000      3,872,912
Makhteshim-Agan
 Industries Ltd.                                                    392,501      2,237,912
                                                                              ------------
                                                                                 6,110,824
                                                                              ------------

COMPUTER DATA SECURITY-5.87%
Check Point Software
 Technologies Ltd.+                                                 188,100      4,574,592
                                                                              ------------

COMPUTER SOFTWARE-1.01%
Formula Systems (1985) Ltd.                                          69,622        785,712
                                                                              ------------

CONGLOMERATES-5.16%
Albad Massuot Yitzhak Ltd.                                           17,141        180,564
Discount Investment
 Corporation                                                         36,500        812,368
Elco Holdings Ltd.                                                   92,501        862,717
IDB Development
 Corporation Ltd.                                                    44,001      1,212,588
IDB Holding Corporation Ltd.                                         42,251        953,129
                                                                              ------------
                                                                                 4,021,366
                                                                              ------------

CONSTRUCTION-0.22%
Bayside Land Corporation Ltd.                                         1,174        171,723
                                                                              ------------

DIVERSIFIED OPERATIONS-0.64%
Elbit Medical Imaging Ltd.                                            9,501   $    160,060
Macpell Industries Ltd.+                                            116,074         81,557
Plasson Ltd.                                                         17,500        254,291
                                                                              ------------
                                                                                   495,908
                                                                              ------------

ELECTRONIC COMPONENTS/SEMICONDUCTORS-0.31%
Telsys Ltd.                                                          50,000        239,286
                                                                              ------------

ELECTRONICS/ELECTRICAL EQUIPMENT-1.62%
Camtek Ltd.+                                                         29,400         87,906
Electra Consumer
 Products Ltd.+                                                      52,000        320,305
Electra (Israel) Ltd.+                                                9,142        658,464
Nisko Industries (1992) Ltd.                                         32,500        191,540
                                                                              ------------
                                                                                 1,258,215
                                                                              ------------

FINANCIAL SERVICES-1.68%
F.I.B.I. Holdings Ltd.+                                              35,000        411,792
Gachelet Investments Co., Ltd.                                        9,125        899,543
                                                                              ------------
                                                                                 1,311,335
                                                                              ------------

FOOD & BEVERAGES-0.09%
Blue Square Chain Investments
 & Properties Ltd.                                                      871          8,522
Gan Shmuel Food Industries                                           16,940         64,631
                                                                              ------------
                                                                                    73,153
                                                                              ------------

FOOD-RETAIL-0.33%
Supersol Ltd.                                                       100,000        254,673
                                                                              ------------

INDUSTRIAL TECHNOLOGY-2.14%
Orbotech, Ltd.+                                                      66,755      1,670,210
                                                                              ------------

INSURANCE-8.29%
Clal Insurance Enterprise
 Holdings Ltd.                                                       39,000        836,683
Harel Insurance
 Investments Ltd.                                                   120,000      5,621,473
                                                                              ------------
                                                                                 6,458,156
                                                                              ------------

INTERNET SOFTWARE-1.48%
MIND C.T.I. Ltd.                                                     72,200        210,102
RADWARE Ltd.+                                                        49,300        939,165
                                                                              ------------
                                                                                 1,149,267
                                                                              ------------

                                 See accompanying notes to financial statements.

                                                                  NO. OF
DESCRIPTION                                                    SHARES/UNITS      VALUE
------------------------------------------------------------------------------------------
INVESTMENT & HOLDING COMPANIES-1.07%
Ampal-American Israel Corp.,
 Class A+                                                           206,000   $    797,220
The Renaissance Fund LDC+^                                               60         32,668
                                                                              ------------
                                                                                   829,888
                                                                              ------------

METAL PRODUCTS-0.13%
Klil Industries Ltd.+                                                18,654        100,945
                                                                              ------------

MORTGAGE BANKING-4.16%
Discount Mortgage Bank Ltd.+                                         11,817      1,361,448
Israel Discount Bank Ltd.,
 Class A+                                                         1,285,000      1,878,135
                                                                              ------------
                                                                                 3,239,583
                                                                              ------------

PAPER & RELATED PRODUCTS-0.28%
American Israeli Paper
 Mills Ltd.                                                           5,201        214,086
                                                                              ------------

PHARMACEUTICALS-12.87%
DeveloGen AG+ *                                                         497        105,732
Perrigo Co.                                                         121,767      1,718,830
Teva Pharmaceutical
 Industries Ltd., ADR                                               245,400      8,201,268
                                                                              ------------
                                                                                10,025,830
                                                                              ------------

REAL ESTATE OPERATIONS/DEVELOPMENT-1.34%
Industrial Buildings
 Corporation Ltd.+                                                  200,001        251,426
Property & Building
 Corporation Ltd.                                                     8,525        795,567
                                                                              ------------
                                                                                 1,046,993
                                                                              ------------

SEMICONDUCTOR & RELATED TECHNOLOGY-1.36%
DSP Group Inc.+                                                      41,300      1,059,758
                                                                              ------------

TECHNOLOGY-0.00%
Lenslet Ltd.,
 Series E Preferred+*                                                30,838              0
                                                                              ------------

TELECOMMUNICATIONS-7.34%
AudioCodes Ltd.+                                                     35,000        385,350
Bezeq Israeli Telecommunication
 Corporation Ltd.+                                                2,900,000      3,902,793
ECI Telecom Ltd.+                                                   105,164   $    878,119
NICE Systems Ltd., ADR+                                              12,100        546,678
                                                                              ------------
                                                                                 5,712,940
                                                                              ------------

TRADING COMPANIES-0.64%
Rapac Electronics Ltd.+                                             116,278        310,863
Rapac Technologies (2000) Ltd.                                       30,000        191,146
                                                                              ------------
                                                                                   502,009
                                                                              ------------

TRANSPORTATION SERVICES-0.58%
Dan Vehicle &
 Transportation Ltd.                                                100,000        453,992
                                                                              ------------

VENTURE CAPITAL-7.12%
ABS GE Capital Giza
 Fund, L.P.+^                                                     1,250,001        235,588
Advent Israel
 (Bermuda) L.P.+^                                                 1,682,293         74,973
BPW Israel Ventures LLC+^#                                        1,577,294        937,394
Concord Ventures II
 Fund L.P.+^#                                                     1,880,000        735,503
Delta Fund I, L.P.+^#                                               220,440        136,363
Formula Ventures L.P.+^                                           1,000,000         81,100
Giza GE Venture
 Fund III L.P.+^#                                                 1,125,000        587,081
K.T. Concord Venture
 Fund L.P.+^                                                      1,000,000        513,344
Neurone Ventures II, L.P.+^#                                        536,184        223,393
Pitango Fund II LLC+^                                             1,000,000        225,220
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG+^#                                          1,500,000        923,775
SVE Star Ventures
 Enterprises No. II+^                                                     5        162,967
Walden-Israel Ventures, L.P.+^                                      500,000         83,220
Walden-Israel
 Ventures III, L.P.+^#                                              774,813        627,738
                                                                              ------------
                                                                                 5,547,659
                                                                              ------------

TOTAL ISRAEL
 (Cost $50,668,694)                                                             67,572,331
                                                                              ------------

See accompanying notes to financial statements.

                                                                  NO. OF
DESCRIPTION                                                       UNITS           VALUE
------------------------------------------------------------------------------------------
GLOBAL-2.14%

VENTURE CAPITAL-2.14%
Emerging Markets
 Ventures I L.P.+^#
 (Cost $1,546,799)                                                2,226,890   $  1,667,718
                                                                              ------------

TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES
 (Cost $52,215,493)                                                             69,240,049
                                                                              ------------

                                                               PRINCIPAL
DESCRIPTION                                                  AMOUNT (000'S)       VALUE
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-11.51%

GRAND CAYMAN-11.51%
Brown Brothers Harriman & Co.,
 overnight deposit, 3.06%,
 10/03/05** (Cost $8,964,000)                                  $      8,964   $   8,964,000
                                                                              -------------

TOTAL INVESTMENTS-100.42%
 (Cost $61,179,493) (Notes B,E,G)                                                78,204,049
                                                                              -------------

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(0.42)%                                                              (329,162)
                                                                              -------------
NET ASSETS-100.00%                                                            $  77,874,887
                                                                              =============

----------
+    Non-income producing security.
^ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See notes B and I).
# As of September 30, 2005, the aggregate amount of open commitments for the Fund is $2,596,004. (See Note I).
* Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors.
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR American Depository Receipts.

                                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2005

ASSETS

Investments, at value (Cost $61,179,493) (Notes B,E,G)                                   $   78,204,049
Receivables:
    Israeli tax refunds (Note B)                                                                100,529
    Dividends                                                                                     7,164
Prepaid expenses                                                                                  7,974
                                                                                         --------------
Total Assets                                                                                 78,319,716
                                                                                         --------------

LIABILITIES

Payables:
    Due to Custodian                                                                             29,176
    Investment advisory fees (Note C)                                                           187,658
    Administration fees (Note C)                                                                 11,548
    Directors' fees                                                                               1,951
    Other accrued expenses                                                                      214,496
                                                                                         --------------
Total Liabilities                                                                               444,829
                                                                                         --------------
NET ASSETS (applicable to 4,259,295 shares of common stock outstanding) (Note D)         $   77,874,887
                                                                                         ==============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 4,259,295 shares issued and outstanding
 (100,000,000 shares authorized)                                                         $        4,259
Paid-in capital                                                                              54,350,291
Accumulated net realized gain on investments and foreign currency related transactions        6,495,012
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currency                                      17,025,325
                                                                                         --------------
Net assets applicable to shares outstanding                                              $   77,874,887
                                                                                         ==============

NET ASSET VALUE PER SHARE ($77,874,887 DIVIDED BY 4,259,295)                             $        18.28
                                                                                         ==============

MARKET PRICE PER SHARE                                                                   $        16.21
                                                                                         ==============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005

INVESTMENT LOSS

Income (Note B):
   Dividends                                                                             $    1,798,137
   Interest                                                                                     145,344
   Less: Investment loss allocated from partnerships                                           (395,540)
   Less: Foreign taxes withheld                                                                (330,381)
                                                                                         --------------
   Total Investment Income                                                                    1,217,560
                                                                                         --------------

Expenses:
   Investment advisory fees (Note C)                                                            887,288
   Legal fees                                                                                   237,600
   Custodian fees                                                                               138,498
   Audit fees                                                                                   109,001
   Administration fees (Note C)                                                                  79,514
   Printing (Note C)                                                                             74,629
   Directors' fees                                                                               45,712
   Accounting fees                                                                               29,999
   NYSE listing fees                                                                             23,387
   Transfer agent fees                                                                           19,999
   Insurance                                                                                      5,269
   Miscellaneous                                                                                 10,969
                                                                                         --------------
   Total Expenses                                                                             1,661,865
   Less: Fee waivers (Note C)                                                                  (164,244)
                                                                                         --------------
      Net Expenses                                                                            1,497,621
                                                                                         --------------
   Net Investment Loss                                                                         (280,061)
                                                                                         --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
    Investments                                                                               7,295,297
    Foreign currency related transactions                                                        (9,535)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency                             10,095,852
                                                                                         --------------
Net realized and unrealized gain on investments and foreign currency related
 transactions                                                                                17,381,614
                                                                                         --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $   17,101,553
                                                                                         ==============

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE FISCAL YEARS ENDED
                                                                                         SEPTEMBER 30,
                                                                                 ----------------------------
                                                                                     2005            2004
                                                                                 ------------    ------------
INCREASE IN NET ASSETS

Operations:
 Net investment loss                                                             $   (280,061)   $   (118,846)
 Net realized gain on investments and foreign currency related transactions         7,285,762       1,580,728
 Net change in unrealized appreciation in value of investments and
   translation of other assets and liabilities denominated in foreign currency     10,095,852       6,707,593
                                                                                 ------------    ------------
     Net increase in net assets resulting from operations                          17,101,553       8,169,475
                                                                                 ------------    ------------

NET ASSETS

Beginning of year                                                                  60,773,334      52,603,859
                                                                                 ------------    ------------
End of year                                                                      $ 77,874,887    $ 60,773,334
                                                                                 ============    ============

See accompanying notes to financial statements.

STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005

DECREASE IN CASH FROM

Operating Activities:
   Investment income received                                                    $  1,923,278
   Operating expenses paid                                                         (1,504,721)
   Purchases of long-term portfolio investments                                    (6,855,374)
   Proceeds from disposition of long-term portfolio investments                    12,131,559
   Net purchase of short-term portfolio investments                                (5,724,000)
                                                                                 ------------
   Net decrease in cash from operating activities                                                $    (29,258)
Cash at beginning of year                                                                                  82
                                                                                                 ------------
Cash at end of year                                                                              $    (29,176)
                                                                                                 ============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET DECREASE IN CASH
FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations                                             $ 17,101,553

Adjustments:
 Decrease in receivables                                                         $    310,178
 Decrease in accrued expenses                                                          (5,827)
 Increase in prepaid expenses                                                          (1,273)
 Net realized gain from partnership distributions                                     (83,023)
 Net increase in cash from investment transactions                                     30,748
 Net realized and unrealized gain on investments and foreign currency
   related transactions                                                           (17,381,614)
                                                                                 ------------
Total adjustments                                                                                 (17,130,811)
                                                                                                 ------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES                                                   $    (29,258)
                                                                                                 ============

                                 See accompanying notes to financial statements.

                       This page left intentionally blank.

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                     FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                  ----------------------------------------------
                                                                      2005             2004             2003
                                                                  ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                $      14.27     $      12.35     $       9.50
                                                                  ------------     ------------     ------------
Net investment income/(loss)                                             (0.07)           (0.03)           (0.22)+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                               4.08             1.95             3.42
                                                                  ------------     ------------     ------------
Net increase/(decrease) in net assets resulting from operations           4.01             1.92             3.20
                                                                  ------------     ------------     ------------
Dividends and distributions to shareholders:
  Net investment income                                                     --               --               --
  Net realized gain on investments and
    foreign currency related transactions                                   --               --            (0.35)
                                                                  ------------     ------------     ------------
Total dividends and distributions to shareholders                           --               --            (0.35)
                                                                  ------------     ------------     ------------
Anti-dilutive impact due to capital shares repurchased                      --               --               --
                                                                  ------------     ------------     ------------
Net asset value, end of year                                      $      18.28     $      14.27     $      12.35
                                                                  ============     ============     ============
Market value, end of year                                         $      16.21     $      12.09     $      10.10
                                                                  ============     ============     ============
Total investment return (a)                                              34.08%           19.70%           40.57%
                                                                  ============     ============     ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                             $     77,875     $     60,773     $     52,604
Ratio of expenses to average net assets (b)                               2.10%            1.92%            2.31%
Ratio of expenses to average net assets, excluding fee waivers            2.33%            2.13%            2.54%
Ratio of net investment income/(loss) to average net assets (b)          (0.39)%          (0.19)%          (2.01)%
Portfolio turnover rate                                                  10.65%            8.53%            2.94%

----------
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

                                 See accompanying notes to financial statements.

                                                                     FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                  ----------------------------------------------
                                                                      2002             2001             2000
                                                                  ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                $      11.64     $      23.24     $      17.18
                                                                  ------------     ------------     ------------
Net investment income/(loss)                                             (0.17)+          (0.06)+          (0.02)+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                              (1.80)           (8.39)            7.80
                                                                  ------------     ------------     ------------
Net increase/(decrease) in net assets resulting from operations          (1.97)           (8.45)            7.78
                                                                  ------------     ------------     ------------
Dividends and distributions to shareholders:
  Net investment income                                                     --            (0.08)           (0.41)
  Net realized gain on investments and
    foreign currency related transactions                                (0.17)           (3.07)           (1.46)
                                                                  ------------     ------------     ------------
Total dividends and distributions to shareholders                        (0.17)           (3.15)           (1.87)
                                                                  ------------     ------------     ------------
Anti-dilutive impact due to capital shares repurchased                      --               --             0.15
                                                                  ------------     ------------     ------------
Net asset value, end of year                                      $       9.50     $      11.64     $      23.24
                                                                  ============     ============     ============
Market value, end of year                                         $       7.41     $       9.60     $     18.563
                                                                  ============     ============     ============
Total investment return (a)                                             (21.24)%         (38.21)%          47.61%
                                                                  ============     ============     ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                             $     40,457     $     49,565     $     98,979
Ratio of expenses to average net assets (b)                               2.08%            1.88%            2.05%
Ratio of expenses to average net assets, excluding fee waivers            2.30%            2.09%            2.28%
Ratio of net investment income/(loss) to average net assets (b)          (1.44)%          (0.39)%          (0.08)%
Portfolio turnover rate                                                  11.26%           21.11%           27.06%

                                                                              FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                  ---------------------------------------------------------------
                                                                      1999             1998             1997             1996
                                                                  ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                $      15.04     $      18.41     $      13.10     $      13.20
                                                                  ------------     ------------     ------------     ------------
Net investment income/(loss)                                             (0.02)+           0.07             0.35            (0.09)
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                               3.21            (2.97)            6.20            (0.01)
                                                                  ------------     ------------     ------------     ------------
Net increase/(decrease) in net assets resulting from operations           3.19            (2.90)            6.55            (0.10)
                                                                  ------------     ------------     ------------     ------------
Dividends and distributions to shareholders:
  Net investment income                                                  (0.21)              --               --               --
  Net realized gain on investments and
    foreign currency related transactions                                (1.20)           (0.47)           (1.24)              --
                                                                  ------------     ------------     ------------     ------------
Total dividends and distributions to shareholders                        (1.41)           (0.47)           (1.24)              --
                                                                  ------------     ------------     ------------     ------------
Anti-dilutive impact due to capital shares repurchased                    0.36               --               --               --
                                                                  ------------     ------------     ------------     ------------
Net asset value, end of year                                      $      17.18     $      15.04     $      18.41     $      13.10
                                                                  ============     ============     ============     ============
Market value, end of year                                         $     14.000     $     11.813     $     14.938     $     11.250
                                                                  ============     ============     ============     ============
Total investment return (a)                                              32.61%          (18.05)%          44.36%           (6.25)%
                                                                  ============     ============     ============     ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                             $     76,683     $     75,373     $     92,298     $     65,649
Ratio of expenses to average net assets (b)                               2.05%            2.06%            2.26%            2.23%
Ratio of expenses to average net assets, excluding fee waivers            2.30%            2.31%            2.30%              --
Ratio of net investment income/(loss) to average net assets (b)          (0.12)%           0.42%            2.20%           (0.68)%
Portfolio turnover rate                                                  18.65%           29.11%           16.98%           21.68%

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. ORGANIZATION

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. At September 30, 2005, the Fund held 9.44% of its net assets in not readily marketable securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $13,166,159 and fair value of $7,353,777. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund swept available U.S. dollar cash into a short-term deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the fiscal year ended September 30, 2005, the Fund did not incur any Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time realized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to a 15% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrues for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and this difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly market value or net assets (whichever is lower) invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly market value or net assets (whichever is lower). CSAM has agreed to waive the advisory fee previously payable to the Fund's former investment sub-adviser. For the fiscal year ended September 30, 2005, CSAM earned $887,288 for advisory services, of which CSAM waived $164,244. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended September 30, 2005, CSAM was reimbursed $11,001 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("CSAML"), an affiliate of CSAM, is a sub-investment adviser to the Fund. CSAML sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Fund.

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") is a sub-investment adviser to the Fund. Analyst I.M.S. is paid a fee, out of the advisory fee payable to CSAM, calculated weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever is lower). In addition, CSAM pays Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 16.5%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the fiscal year ended September 30, 2005, Analyst I.M.S. earned $252,615 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on the Fund's trades executed in Israel. For the fiscal year ended September 30, 2005, such commissions amounted to approximately $5,100.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the fiscal year ended September 30, 2005, BSFM earned $68,513 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the fiscal year ended September 30, 2005, Merrill was paid $40,536 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at September 30, 2005, CSAM owned 7,169 shares.

NOTE E. INVESTMENT IN SECURITIES

For the fiscal year ended September 30, 2005, purchases and sales of securities, other than short-term investments, were $6,855,374 and $12,058,215, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G., as administrative agent and syndication agent and State Street Bank and Trust Company, as operations agent, for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the fiscal year ended September 30, 2005, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

There were no distributions made during the fiscal years ended September 30, 2004 and September 30, 2005.

At September 30, 2005, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income                                               --
Accumulated net realized gains                                    $  6,593,872
Unrealized appreciation                                             16,935,251
                                                                  ------------
Total distributable earnings                                      $ 23,529,123
                                                                  ============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended September 30, 2005, the Fund elected to defer net realized foreign currency losses of $8,786.

At September 30, 2005, the Fund did not have a capital loss carryforward for U.S. federal income tax purposes. For the fiscal year ended September 30, 2005, the Fund utilized $684,300 of prior year capital loss carryforwards.

At September 30, 2005, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $61,269,567, $27,228,590, $(10,294,108) and $16,934,482, respectively.

At September 30, 2005, the Fund reclassified from accumulated net realized loss on investments and foreign currency related transactions of $16,810 to accumulated net investment loss. In addition, the Fund reclassified $296,871 from net investment loss to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

NOTE H. SUBSEQUENT EVENT

The Board of Directors adopted a change in the Fund's fiscal year end to December 31. This change is effective beginning with the current fiscal period, which will run for the period from October 1, 2005 to December 31, 2005.

NOTE I. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

                    NUMBER                                              FAIR                   PERCENT
                      OF                                              VALUE AT    VALUE PER     OF NET   DISTRIBUTIONS     OPEN
                 UNITS/SHARES    ACQUISTION DATE(S)       COST       09/30/2005   UNIT/SHARE    ASSETS      RECEIVED    COMMITMENTS
                 ------------   -------------------   ------------   ----------   ----------   -------   -------------  -----------
ABS GE Capital
    Giza            1,250,001   02/03/98 - 02/13/02   $  1,009,773   $  235,588   $     0.19      0.30   $   1,605,498  $        --
                 ------------                         ------------   ----------                -------   -------------  -----------
Advent Israel
    (Bermuda)
    L.P.            1,682,293   06/16/93 - 01/16/98      1,835,404       74,973         0.04      0.10       3,851,769           --
                 ------------                         ------------   ----------                -------   -------------  -----------
BPW Israel
    Ventures
    LLC             1,482,848    10/05/00 - 07/1/04      1,078,780      881,264         0.59      1.13
                       17,250        01/03/05               16,082       10,252         0.59      0.01
                       17,250        06/29/05               16,082       10,252         0.59      0.01
                       34,764        08/02/05               32,410       20,660         0.59      0.03
                       25,182        09/21/05               24,974       14,966         0.59      0.02
                 ------------                         ------------   ----------                -------   -------------  -----------
                    1,577,294                            1,168,328      937,394                   1.20              --      722,706
                 ------------                         ------------   ----------                -------   -------------  -----------
Concord
    Ventures
    II Fund
    L.P.            1,760,000   03/29/00 - 08/19/04      1,199,721      688,555         0.39      0.88
                       60,000        03/04/05               53,920       23,474         0.39      0.03
                       60,000        07/11/05               53,919       23,474         0.39      0.03
                 ------------                         ------------   ----------                -------   -------------  -----------
                    1,880,000                            1,307,560      735,503                   0.94          75,777      120,000
                 ------------                         ------------   ----------                -------   -------------  -----------
Delta Fund I,
    L.P.              212,940   11/15/00 - 07/01/04        149,410      131,724         0.62      0.16
                        7,500        09/09/05                8,061        4,639         0.62      0.01
                 ------------                         ------------   ----------                -------   -------------  -----------
                      220,440                              157,471      136,363                   0.17          45,794       30,000
                 ------------                         ------------   ----------                -------   -------------  -----------
Emerging
    Markets
    Ventures I
    L.P.            2,205,494   01/22/98 - 07/06/04      1,525,572    1,651,694         0.75      2.12
                       10,881        01/10/05               10,795        8,149         0.75      0.01
                       10,515        06/30/05               10,432        7,875         0.75      0.01
                 ------------                         ------------   ----------                -------   -------------  -----------
                    2,226,890                            1,546,799    1,667,718                   2.14         603,504      273,110
                 ------------                         ------------   ----------                -------   -------------  -----------
Formula
    Ventures
    L.P.            1,000,000   08/06/99 - 06/14/04        228,948       81,100         0.08      0.10         275,968           --
                 ------------                         ------------   ----------                -------   -------------  -----------
Giza GE
    Venture
    Fund III
    L.P.              850,000    1/31/00 - 03/15/04        537,991      443,572         0.52      0.56
                      112,500        10/11/04              103,304       58,708         0.52      0.08
                       62,500        02/14/05               57,391       32,616         0.52      0.04
                      100,000        08/10/05               91,826       52,185         0.52      0.07
                 ------------                         ------------   ----------                -------   -------------  -----------
                    1,125,000                              790,512      587,081                   0.75          89,781      125,000
                 ------------                         ------------   ----------                -------   -------------  -----------
K.T. Concord
    Venture
    Fund L.P.       1,000,000   12/08/97 - 09/29/00        788,287      513,344         0.51      0.66         329,701           --
                 ------------                         ------------   ----------                -------   -------------  -----------

                    NUMBER                                              FAIR                   PERCENT
                      OF                                              VALUE AT    VALUE PER     OF NET   DISTRIBUTIONS      OPEN
                 UNITS/SHARES    ACQUISTION DATE(S)       COST       09/30/2005   UNIT/SHARE    ASSETS      RECEIVED     COMMITMENTS
                 ------------   -------------------   ------------   ----------   ----------   -------   -------------   -----------
Neurone
    Ventures
    II, L.P.          438,684   11/24/00 - 09/24/04   $    208,373   $  182,771   $     0.42      0.24
                       45,000        03/24/05               38,393       18,749         0.42      0.02
                       22,500        07/28/05               19,196        9,374         0.42      0.01
                       30,000        08/15/05               25,595       12,499         0.42      0.02
                 ------------                         ------------   ----------                -------   -------------   -----------
                      536,184                              291,557      223,393                   0.29   $      39,421   $   225,000
                 ------------                         ------------   ----------                -------   -------------   -----------
Pitango Fund
    II LLC          1,000,000    10/31/96-08/01/01         536,638      225,220         0.23      0.29       1,115,588            --
                 ------------                         ------------   ----------                -------   -------------   -----------
SVE Star
    Ventures
    Enterprises
    GmbH & Co.
    No. IX KG       1,250,000   12/21/00 - 08/09/04        933,905      769,812         0.62      0.99
                      250,000        03/30/05              243,284      153,963         0.62      0.20
                 ------------                         ------------   ----------                -------   -------------   -----------
                    1,500,000                            1,177,189      923,775                   1.19              --       500,000
                 ------------                         ------------   ----------                -------   -------------   -----------
SVE Star
    Ventures
    Enterprises
    No. II                  5        10/10/94              568,794      162,967    32,593.40      0.21       4,255,723            --
                 ------------                         ------------   ----------                -------   -------------   -----------
The Renaissance
    Fund                   60   03/30/94 - 03/21/97        213,193       32,668       544.56      0.04         567,308            --
                 ------------                         ------------   ----------                -------   -------------   -----------
Walden-Israel
    Ventures,
    L.P.              500,000   09/28/93 - 05/16/97        282,752       83,220         0.17      0.11         442,280            --
                 ------------                         ------------   ----------                -------   -------------   -----------
Walden-Israel
    Ventures III,
    L.P.              492,938   02/23/01 - 05/27/04        353,005      399,368         0.81      0.52
                       75,625        11/10/04               71,889       61,270         0.81      0.08
                       96,250        03/02/05               91,495       77,980         0.81      0.10
                      110,000        06/09/05              104,566       89,120         0.81      0.11
                 ------------                         ------------   ----------                -------   -------------   -----------
                      774,813                              620,955      627,738                   0.81              --       600,188
                 ------------                         ------------   ----------                -------   -------------   -----------
Total                                                 $ 12,524,160   $7,248,045                   9.30   $  13,298,112   $ 2,596,004
                                                      ============   ==========                =======   =============   ===========

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE J. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The First Israel Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The First Israel Fund, Inc. (the "Fund") at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and private equity issuers, provide a reasonable basis for our opinion.

As explained in Note B, the financial statements include securities valued at $7,353,777 (9.44% of net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures established by the Board of Directors to value such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 23, 2005

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 29, 2005, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matter was voted upon:

(1)  To elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                             FOR       WITHHELD
----------------                                         -----------  ----------
James J. Cattano                                           3,411,468      97,161
Steven N. Rappaport                                        3,406,077     102,552

In addition to the directors elected at the meeting, Enrique R. Arzac and George
W. Landau continued as directors of the Fund.

Effective April 15, 2005, William W. Priest, Jr. resigned as a director of the Fund.

Effective March 29, 2005 and May 18, 2005, Phillip Goldstein and Michael E. Kenneally, respectively were appointed as Directors of the Fund by the Board of Directors.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by Computershare Shareholder Services, Inc., ("Computershare"), not by The First Israel Fund, Inc. (the "Fund"). Computershare will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to Computershare. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

Computershare, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., c/o Computershare, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of Computershare

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                    TERM                                  NUMBER OF
                                                  OF OFFICE                             PORTFOLIOS IN
                                                     AND                                    FUND
                                POSITION(S)        LENGTH            PRINCIPAL             COMPLEX                 OTHER
NAME, ADDRESS AND                HELD WITH         OF TIME      OCCUPATION(S) DURING     OVERSEEN BY           DIRECTORSHIPS
DATE OF BIRTH                       FUND           SERVED         PAST FIVE YEARS         DIRECTOR            HELD BY DIRECTOR
--------------------------  ------------------- ------------ -------------------------- ------------- ------------------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac            Lead Director;      Since 1996;  Professor of Finance and         47      Director of The Adams Express
c/o Credit Suisse Asset     Nominating          current term Economics, Graduate School               Company (a closed-end
Management, LLC             Committee Chairman  ends at the  of Business, Columbia                    investment company); Director
Attn: General Counsel       and Audit Committee 2006 annual  University since 1971                    of Petroleum and Resources
466 Lexington Avenue        Member              meeting                                               Corporation (a closed-end
New York, New York                                                                                    Investment company)
10017-3140

Date of Birth: 10/02/41

James J. Cattano            Director;           Since 2005   President, Primary               4       None
c/o Primary Resources, Inc. Nominating and                   Resources, Inc. (an
55 Old Field Point Road     Audit Committee                  international trading and
Greenwich, Connecticut      Member                           manufacturing company
06830                                                        specializing in the sale
                                                             of agricultural
Date of Birth: 06/24/43                                      commodities throughout
                                                             Latin American markets)
                                                             since October 1996

Phillip Goldstein           Director;           Since 2005   Investment Adviser,              2       Director, Brantley Capital
Opportunity Partners L.P.   Nominating and                   Opportunity Partners L.P.                Corporation; Director, The
60 Heritage Drive           Audit Committee                  Since 1992                               Mexico Equity and Income Fund
Pleasantville, NY 10570     Member

Date of Birth: 01/28/45

George W. Landau            Director;           Since 1995;  Senior Advisor, Latin            4       Director of GAM Funds, Inc.
c/o Credit Suisse Asset     Nominating          current term America, The Coca-Cola
Management, LLC             Committee Member    ends at the  Company since 1988;
Attn: General Counsel       and Audit Committee 2007 annual  Advisor of Guardian
466 Lexington Avenue        Chairman            meeting      Industries (a glass
New York, New York                                           manufacturer) since 1992
10017-3140

Date of Birth: 03/04/20

Steven N. Rappaport         Director;           Since 1992;  Partner of Lehigh Court,         46      Director of Presstek, Inc.
Lehigh Court, LLC           Nominating and      current term LLC and RZ Capital                       (digital imaging technologies
40 East 52nd Street         Audit Committee     ends at the  (private investment firms)               company); Director of Wood
New York, New York          Member              2008 annual  since July 2002;                         Resources, LLC (plywood
10022                                           meeting      Transition Advisor to                    manufacturing company)
                                                             SunGard Securities
Date of Birth: 07/10/48                                      Finance, Inc. from
                                                             February 2002 to July
                                                             2002; President of SunGard
                                                             Securities Finance, Inc.
                                                             from 2001 to February
                                                             2002; President of Loanet,
                                                             Inc. (on-line accounting
                                                             service) from 1997 to 2001

                                                   TERM                                  NUMBER OF
                                                 OF OFFICE                             PORTFOLIOS IN
                                                    AND                                    FUND
                               POSITION(S)        LENGTH            PRINCIPAL             COMPLEX                 OTHER
NAME, ADDRESS AND               HELD WITH         OF TIME      OCCUPATION(S) DURING     OVERSEEN BY           DIRECTORSHIPS
DATE OF BIRTH                      FUND           SERVED         PAST FIVE YEARS         DIRECTOR            HELD BY DIRECTOR
-------------------------- ------------------- ------------ -------------------------- ------------- -------------------------------
INTERESTED DIRECTOR

Michael E. Kenneally*/**   Director; Chairman  Since 2004;  Chairman and Global Chief        47      None
c/o Credit Suisse Asset    of the Board of     current term Executive Officer of CSAM
Management, LLC            Directors           ends at the  (2003-July 2005); Chairman
466 Lexington Avenue                           2006 annual  and Chief Investment
New York, New York                             meeting      Officer of Banc of America
10017-3140                                                  Capital Management from
                                                            1998 to March 2003;
                                                            Officer of other Credit
Date of Birth: 03/30/54                                     Suisse Funds

                                   POSITION(S)         LENGTH
NAME, ADDRESS AND                  HELD WITH          OF TIME
DATE OF BIRTH                        FUND              SERVED           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------- ---------------------- -------------- ----------------------------------------------------------
OFFICERS

Steven B. Plump**           Chief Executive        Since 2005     Managing Director and Co-Head of Third-Party Sales and
c/o Credit Suisse Asset     Officer and President                 Distribution; Associated with CSAM or its predecessor
Management, LLC                                                   since 1995; Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 02/08/59

Neil Gregson                Chief Investment       Since 2004     Managing Director of Credit Suisse Asset Management
c/o Credit Suisse Asset     Officer                               Limited ("CSAML"); Associated with CSAML since 1990
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 05/10/62

Michael A. Pignataro        Chief Financial        Since 1993     Director and Director of Fund Administration of CSAM;
c/o Credit Suisse Asset     Officer and Secretary                 Associated with CSAM since 1984; Officer of other Credit
Management, LLC                                                   Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

----------
* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended. Mr. Kenneally is an interested person of the Fund by virtue of his former position as an officer of CSAM.

** Effective July 31, 2005, Steven B. Plump was appointed as Chief Executive Officer and President of the Fund. Michael E. Kenneally who previously held these positions has resigned effective July 31, 2005.

                                   POSITION(S)         LENGTH
NAME, ADDRESS AND                  HELD WITH          OF TIME
DATE OF BIRTH                        FUND              SERVED           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------- ---------------------- -------------- ----------------------------------------------------------
Emidio Morizio              Chief Compliance       Since 2004     Director and Global Head of Compliance of CSAM; Associated
c/o Credit Suisse Asset     Officer                               with CSAM since July 2000; Vice President and Director of
Management, LLC                                                   Compliance of Director of Compliance of Forstmann-Leff
466 Lexington Avenue                                              Associates from 1998 to June 2000; Officer of other Credit
New York, New York                                                Suisse Funds
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                  Chief Legal Officer    Since 2004     Director and Deputy General Counsel of CSAM since
c/o Credit Suisse Asset                                           September 2004; Senior Associate of Shearman & Sterling
Management, LLC                                                   LLP from September 2000 to September 2004; Senior Counsel
466 Lexington Avenue                                              of the SEC Division of Investment Management from June
New York, New York                                                1997 to September 2000; Officer of other Credit Suisse
10017-3140                                                        Funds

Date of Birth: 08/14/70

J. Kevin Gao                Senior Vice President  Since 2004     Vice President and Legal Counsel of CSAM; Associated with
c/o Credit Suisse Asset                                           CSAM since July 2003; Associated with the law firm of
Management, LLC                                                   Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of
466 Lexington Avenue                                              other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 10/13/67

Robert Rizza                Treasurer              Since 1999     Assistant Vice President of CSAM since January 2001;
c/o Credit Suisse Asset                                           Associated with CSAM since 1998; Officer of other Credit
Management, LLC                                                   Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

ANNUAL CERTIFICATIONS (UNAUDITED)

The Fund's Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how The First Israel Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

               -    By calling 1-800-293-1232;

               -    On the Fund's website, www.csam.com/us

               - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Blend Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Allocation Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The First Israel Fund, Inc. is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2005, CSAM managed over $23 billion in the U.S. and, together with its global affiliates, managed assets of over $337 billion in 17 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "FtIsrl" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael." The Fund's New York Stock Exchange, Inc. trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Lead Director

James J. Cattano        Director

Phillip Goldstein       Director

George W. Landau        Director

Steven N. Rappaport     Director

Michael E. Kenneally    Chairman of the Board of
                        Directors

Steven B. Plump         Chief Executive
                        Officer and President

Neil Gregson            Chief Investment Officer

J. Kevin Gao            Senior Vice President

Ajay Mehra              Chief Legal Officer

Emidio Morizio          Chief Compliance Officer

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Robert Rizza            Treasurer

John E. Smith Jr.       Assistant Treasurer

Karen Regan             Assistant Secretary

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

INVESTMENT SUB-ADVISER

Analyst Exchange and Trading Services Ltd.
46 Rothschild Boulevard
Tel Aviv, 66883 Israel

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

EquiServe Trust Company, N.A.
c/o Computershare
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[ISL LISTED NYSE(R) LOGO]

ISL-AR-0905

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended September 30, 2005. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended September 30, 2005.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended September 30, 2004 and September 30, 2005.

                                  2004          2005
Audit Fees                        $  51,000     $  53,550

Audit-Related Fees(1)             $  13,000     $  12,050

Tax Fees(2)                       $   7,482     $   7,860

All Other Fees                           --            --

Total                             $  71,482     $  73,460

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000 in 2004 and $3,150 in 2005), the registrant's third quarter 2004 Form N-Q filing ($1,500) in 2004 and an attestation on the Fund's compliance with an Israeli Tax Ruling ($8,500 in 2004 and $8,900 in 2005).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended September 30, 2004 and September 30, 2005.

                                  2004          2005
Audit-Related Fees                N/A           N/A

Tax Fees                          N/A           N/A

All Other Fees                    N/A           394,000

Total                             N/A           394,000

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                  2004          2005
Audit-Related Fees                N/A           N/A

Tax Fees                          N/A           N/A

All Other Fees                    N/A           N/A

Total                             N/A           N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended September 30, 2004 and September 30, 2005:

                                  2004          2005
Audit-Related Fees                N/A           N/A

Tax Fees                          N/A           N/A

All Other Fees                    N/A           N/A

Total                             N/A           N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended September 30, 2004 and September 30, 2005 were $18,982 and $19,910, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James Cattano, Phillip Goldstein, George Landau and Steven N. Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     -  a copy of the Policy;

     -  a copy of each proxy statement received on behalf of CSAM clients;

     -  a record of each vote cast on behalf of CSAM clients;

     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests

     Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
          (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the

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          private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock

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          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check

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          preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

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     Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

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          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2005

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated February 9, 2005.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE FIRST ISRAEL FUND, INC.

          /s/Steven B. Plump
          ------------------
          Name:  Steven B. Plump
          Title: Chief Executive Officer
          Date:  December 5, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/Steven B. Plump
          ------------------
          Name:  Steven B. Plump
          Title: Chief Executive Officer
          Date:  December 5, 2005

          /s/Michael A. Pignataro
          -----------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  December 5, 2005